NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS CONVERTIBLE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT CERTIFICATE

TO PURCHASE 33,334 COMMON SHARES
OF ANAVEX LIFE SCIENCES CORP.

THIS IS TO CERTIFY THAT for valuable consideration WEISER CAPITAL LIMITED (the “Holder”) is entitled, at any time prior to April 20, 2013 upon and subject to the terms and conditions set forth herein and in the schedules attached hereto, which schedules form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to herein as this “Warrant Certificate” and the rights of the Holder represented by this Warrant Certificate being referred to herein as this “Warrant”), to subscribe in whole or in part for 33,334 common shares (“Shares” and which term shall include any other shares or securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of ANAVEX LIFE SCIENCES CORP. (the “Company”).

The purchase price (the purchase price in effect from time to time being called the “Exercise Price”) payable for each Share subscribed for upon the exercise of this Warrant shall be US$4.00 adjusted for splits and common stock share issuances of greater than 10% of the number of outstanding shares of the Issuer at the closing of the Investment. No fractional Shares will be issuable upon any exercise of this Warrant and the Holder will not be entitled to any cash payment or compensation in lieu of a fractional Share.

This Warrant shall become wholly void and the unexercised portion of the subscription rights represented hereby will expire and terminate on April 20, 2013 (the “Expiry Date”).

All Shares issued upon the exercise of this Warrant shall be issued to the Holder, upon payment therefor of the amount for which the Shares which may at the time be purchased pursuant to the provisions hereof, and the Holder shall be deemed to have become the holder of record of such Shares on the date of delivery of this Warrant Certificate together with payment for the Shares so subscribed for and such Shares shall be issued at the purchase price in effect on the date of delivery of this Warrant Certificate together with payment for the Shares subscribed for by the Holder. All Shares issued upon the exercise of this Warrant will rank equally in all respects with existing common shares on issue in the capital of the Company.

The Holder may purchase less than the number of Shares which the Holder is entitled to purchase hereunder on delivery of this Warrant Certificate, in which event a new certificate, in form identical hereto but with appropriate changes, representing the Shares not purchased, shall be issued to the Holder.

This Warrant does not entitle the Holder to any rights or interest whatsoever as a shareholder of the Company or any other rights or interests except as expressly provided in this Warrant Certificate.

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This Warrant may not be transferred, except in accordance with applicable legislation and the rules and policies of any governing securities regulatory authority including any stock exchange or over-the-counter market.

If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Company shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

All amounts of money referred to in this Warrant Certificate are referred to lawful money of the United States.

This Warrant shall enure to the benefit of, and shall be binding upon, the Holder and the Company and their respective successors and assigns.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be issued under the signature of a properly authorized officer of the Company.

DATED as of the _____day of ________, 2011.

ANAVEX LIFE SCIENCES CORP.

By:
Name:
Title:

A-2

SCHEDULE A

TO:	Anavex Life Sciences Corp.
50 Harrison Street, Unit 315A
Hoboken NJ 07030

The undersigned holder of the attached Warrants hereby irrevocably subscribes for _________________common shares of Anavex Life Sciences Corp. (the “Company”) at the Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such certificate and encloses herewith a certified cheque, cashier’s cheque, money order or bank draft payable to the order of the Company or has transmitted to the Company good same day funds by wire or other similar transfer in payment in full of the subscription price of the Common Shares hereby subscribed for.

The undersigned represents, warrants and certifies as follows:

One, only, of the following must be checked.

[ ]	A.

The undersigned holder (i) is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrants on behalf of a U.S. person or on behalf of a person in the United States; and (iii) did not execute or deliver this exercise form in the United States.

[ ]	B.

The undersigned (i) is the original holder of the Warrants and remains an "accredited investor" which satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act and is exercising the Warrants for its own account or the account of an "accredited investor" over which it exercises sole investment discretion, (ii) has had access to such current public information concerning the Company as it considered necessary in connection with its investment decision, (iii) understands that the Common Shares have not been registered under the U.S. Securities Act and (iv) agrees to the restrictions on transfer and resale.

[ ]	C.

The undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Company) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Notes:

(1)	Certificates will not be registered or delivered to an address in the United States unless Box B or C above is checked.

(2)

If Box C above is checked, holders are encouraged to consult with the Company in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Company.

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        The undersigned hereby directs that the said Common Shares be issued and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF COMMON SHARES

(Please print. If securities are issued to a person other than the registered Holder, the Transfer of Warrants Form must be completed and the holder must pay all eligible taxes and the signature of the holder must be guaranteed by a major Canadian Schedule I chartered bank, a Canadian trust company or by a medallion signature guarantee from a member of a recognized Medallion Guarantee Program or in accordance with industry standards.)

DATED this ________day of _______________________, _________.

Signature Guaranteed	Name of Holder

Name of Authorized Representative	Signature of Holder or Authorized
Representative

Title or Capacity or Authorized Representative	Daytime Phone Number of Holder or
Authorized Representative

[ ]

Please check this box if the securities are to be picked up at the office where the Warrant Certificate is surrendered, failing which the securities will be mailed to the address shown on the register.

B-2